EXHIBIT 10.1

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Second Amended and Restated Credit Agreement (herein, this “Amendment”) is entered into as of October 29, 2010, among LTC Properties, Inc., a Maryland corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and Bank of Montreal, Chicago Branch, as Administrative Agent (the “Administrative Agent”).

PRELIMINARY STATEMENTS

A.        The Borrower, the guarantors party thereto (the “Guarantors”), the financial institutions party thereto (the “Lenders”), and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement, dated as of July 17, 2008 (such Second Amended and Restated Credit Agreement, as the same has been amended prior to the date hereof, being referred to herein as the “Credit Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.        The Borrower has requested that the Administrative Agent and the Lenders increase the amount of permitted investments in joint ventures from $30,000,000 to $50,000,000 and make certain other amendments to the Credit Agreement, and the Administrative Agent and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                                                 AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

1.1.     Clause (l) of Section 8.9 of the Credit Agreement is amended by deleting the amount “$30,000,000” appearing therein and inserting in its place the amount “$50,000,000”.

SECTION 2.                                                 CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1.     The Borrower, the Guarantors, the Lenders and the Administrative Agent shall have executed and delivered this Amendment.

2.2.     The Administrative Agent shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Administrative Agent or its counsel may reasonably request.

2.3.     Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

SECTION 3.                                                 REPRESENTATIONS.

In order to induce the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Administrative Agent and the Lenders that as of the date hereof (a)  the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct and (b) the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4.                                                 MISCELLANEOUS.

4.1.         Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, the other Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.2.         The Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Administrative Agent.

4.3.         This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  Delivery of executed counterparts of this Amendment by e-mail or facsimile shall be effective as an original.  This Amendment shall be governed by the internal laws of the State of New York.

[SIGNATURE PAGE TO FOLLOW]

This First Amendment to Second Amended and Restated Credit Agreement is entered into as of the date and year first above written.

“BORROWER”

LTC PROPERTIES, INC.

By	/s/ Wendy Simpson
	Name:	Wendy Simpson
	Title:	CEO & President

By	/s/ Pamela Shelley-Kessler
	Name:	Pamela Shelley-Kessler
	Title:	SVP & Chief Financial Officer

“GUARANTORS”

FLORIDA-LTC, INC.

By	/s/ Wendy Simpson
	Name:	Wendy Simpson
	Title:	CEO & President

By	/s/ Pamela Shelley-Kessler
	Name:	Pamela Shelley-Kessler
	Title:	SVP & Chief Financial Officer

LTC GP I, INC.

By	/s/ Wendy Simpson
	Name:	Wendy Simpson
	Title:	CEO & President

By	/s/ Pamela Shelley-Kessler
	Name:	Pamela Shelley-Kessler
	Title:	SVP & Chief Financial Officer

NORTH CAROLINA REAL ESTATE INVESTMENTS, LLC

By	/s/ Wendy Simpson
	Name:	Wendy Simpson
	Title:	CEO & President

By	/s/ Pamela Shelley-Kessler
	Name:	Pamela Shelley-Kessler
	Title:	SVP & Chief Financial Officer

EDUCATION PROPERTY INVESTORS, INC.

By	/s/ Wendy Simpson
	Name:	Wendy Simpson
	Title:	CEO & President

By	/s/ Pamela Shelley-Kessler
	Name:	Pamela Shelley-Kessler
	Title:	SVP & Chief Financial Officer

ALBUQUERQUE REAL ESTATE INVESTMENTS, INC.

By	/s/ Clint Malin
	Name:	Clint Malin
	Title:	CEO

By	/s/ Pamela Shelley-Kessler
	Name:	Pamela Shelley-Kessler
	Title:	Chief Financial Officer & Treasurer

LTC-GARDNER, INC.

By	/s/ Wendy Simpson
	Name:	Wendy Simpson
	Title:	CEO & President

By	/s/ Pamela Shelley-Kessler
	Name:	Pamela Shelley-Kessler
	Title:	SVP & Chief Financial Officer

LTC-GRIFFIN, INC.

By	/s/ Wendy Simpson
	Name:	Wendy Simpson
	Title:	CEO & President

By	/s/ Pamela Shelley-Kessler
	Name:	Pamela Shelley-Kessler
	Title:	SVP & Chief Financial Officer

LTC-JONESBORO, INC.

By	/s/ Wendy Simpson
	Name:	Wendy Simpson
	Title:	CEO & President

By	/s/ Pamela Shelley-Kessler
	Name:	Pamela Shelley-Kessler
	Title:	SVP & Chief Financial Officer

LTC PARTNERS IX, L.P.

By	/s/ Wendy Simpson
	Name:	Wendy Simpson
	Title:	CEO & President

By	/s/ Pamela Shelley-Kessler
	Name:	Pamela Shelley-Kessler
	Title:	SVP & Chief Financial Officer

TEXAS-LTC LIMITED PARTNERSHIP

By	/s/ Wendy Simpson
	Name:	Wendy Simpson
	Title:	CEO & President

By	/s/ Pamela Shelley-Kessler
	Name:	Pamela Shelley-Kessler
	Title:	SVP & Chief Financial Officer

TEXAS-LTC WOODRIDGE LIMITED PARTNERSHIP

By	/s/ Wendy Simpson
	Name:	Wendy Simpson
	Title:	CEO & President

By	/s/ Pamela Shelley-Kessler
	Name:	Pamela Shelley-Kessler
	Title:	SVP & Chief Financial Officer

BEAUMONT REAL ESTATE INVESTMENTS, LP

By	/s/ Wendy Simpson
	Name:	Wendy Simpson
	Title:	CEO & President

By	/s/ Pamela Shelley-Kessler
	Name:	Pamela Shelley-Kessler
	Title:	SVP & Chief Financial Officer

Accepted and agreed to.

“ADMINISTRATIVE AGENT” AND “L/C ISSUER”

BANK OF MONTREAL, Chicago Branch, as L/C Issuer and as Administrative Agent

By	/s/ Aaron Lanski
	Name:	Aaron Lanski
	Title:	Director

“LENDERS”

BMO CAPITAL MARKETS FINANCING, INC.

By	/s/ Aaron Lanski
	Name:	Aaron Lanski
	Title:	Director

KEY BANK NATIONAL ASSOCIATION

By	/s/ Amy L. MacLearie
	Name:	Amy L. MacLearie
	Title:	AVP

RAYMOND JAMES BANK, FSB

By	/s/ Steven Paley
	Name:	Steven Paley
	Title:	Senior Vice President

ROYAL BANK OF CANADA

By	/s/ Dan LePage
	Name:	Dan LePage
	Title:	Authorized Signatory

BANK OF AMERICA, N.A.

By	/s/ Amie L. Edwards
	Name:	Amie L. Edwards
	Title:	Senior Vice President

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